UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 27, 2019

LEXARIA BIOSCIENCE CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52138	20-2000871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 – 740 McCurdy Road, Kelowna, BC Canada	V1X 2P7
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (250) 765-6424

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On August 27, 2019 Lexaria announced that it was advised that it had been granted the following new patent in Australia: #2016367037 / Grant Date August 15, 2019 - “Stable ready-to-drink beverage compositions comprising lipophilic active agents”.

The issuance of this patent has increased Lexaria’s patent portfolio to 16 awarded patents protecting its DehydraTECH™ drug delivery platform, with 8 granted in the USA and 8 granted in Australia.

This new Australian patent, together with Australian Patent #2016367036 “Methods for formulating orally ingestible compositions comprising lipophilic active agents” as announced on August 15, 2019 and as disclosed in the Form 8-K dated August 16, 2019, are the first patents granted in Lexaria’s second and third patent families which differ from the Company’s original patent family, “Food and beverage compositions infused with lipophilic active agents and methods of use thereof” under which 14 of Lexaria’s patents have been granted.

The grant of these two new Australian patents is material due to the fact that these new patent families include claims for the use of DehydraTECH technology with respect to not only food and beverage use, but for the first time also for pharmaceutical applications for:

delivery of cannabinoids as methods of treating certain conditions including, but not limited to, heart disease; neurological diseases such as Alzheimer’s, Parkinson’s, schizophrenia, and human immunodeficiency virus (HIV) dementia; obesity, metabolic disorders, hepatic diseases, diabetes, appetite disorders, cancer via chemotherapy, irritable bowel syndrome (IBS), marijuana abuse, and alcohol, opioid, nicotine or cocaine addiction.

In addition, the claims granted in these two new patent families specify a wide range of delivery formats and a broad range of therapeutically active substances including cannabinoids; nicotine; non-steroidal anti-inflammatory drugs (NSAIDs) such as acetylsalicylic acid, ibuprofen, diclofenac, indomethacin, and piroxicam; and fat-soluble vitamins including Vitamin E.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEXARIA BIOSCIENCE CORP.

/s/ Chris Bunka
Chris Bunka
CEO, Principal Executive Officer

Date: August 29, 2019

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